UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended

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☐Preliminary Proxy Statement
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☐Definitive Proxy Statement
☒Definitive Additional Materials
☐Soliciting Material Pursuant to §240.14a-12

Pacific Premier Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Commencing on or about May 3, 2012, Pacific Premier Bancorp, Inc. sent the following letters to its registered shareholders who have not voted their shares for the Annual Meeting of Stockholders to be held on May 30, 2012.

YOUR VOTE IS IMPORTANT
PLEASE VOTE YOUR PROXY TODAY

May 3, 2012

Dear Stockholder:

According to our latest records, we have not received your voting instructions for the Annual Meeting of Stockholders of Pacific Premier Bancorp, Inc. to be held on Wednesday, May 30, 2012.  Your vote is extremely important, no matter how many shares you hold.

For the reasons set forth in the proxy statement, dated April 16, 2012, the Board of Directors unanimously recommends that you vote “FOR” each of the director nominees named in Proposal 1 and “FOR” Proposals 2, 3, 4, 5, 6, 7, 8, 10, 11 and 12 and “FOR” 1 Year for Proposal 9.  Please sign, date and return the enclosed proxy card as soon as possible or, alternatively, you can vote via the Internet or telephone (see the instructions below).

On behalf of your Board of Directors, thank you for your cooperation and continued support.

Sincerely,
/s/ Steven R. Gardner
Steven R. Gardner
President and Chief Executive Officer

You may use one of the following simple methods to promptly provide your voting instructions:

1. Vote by Internet:  Go to the website www.proxyvote.com.  Have your 12-digit control number listed on the voting instruction form ready and follow the online instructions.  The 12-digit control number is located in the rectangular box on the right side of your voting instruction form.
2. Vote by Telephone:  Call toll-free (800) 776-9437.  Have your 12-digit control number listed on the voting instruction form ready and follow the simple instructions.

Corporate Office	T 714.431.4000 F 714.433.3000	www.ppbi.com
1600 Sunflower Avenue, 2nd Floor, Costa Mesa, California 92626

YOUR VOTE IS IMPORTANT
PLEASE VOTE YOUR PROXY TODAY

May 3, 2012

Dear Stockholder:

According to our latest records, we have not received your voting instructions for the Annual Meeting of Stockholders of Pacific Premier Bancorp, Inc. to be held on Wednesday, May 30, 2012.  Your vote is extremely important, no matter how many shares you hold.

For the reasons set forth in the proxy statement, dated April 16, 2012, the Board of Directors unanimously recommends that you vote “FOR” each of the director nominees named in Proposal 1 and “FOR” Proposals 2, 3, 4, 5, 6, 7, 8, 10, 11 and 12 and “FOR” 1 Year for Proposal 9.  Please sign, date and return the enclosed proxy card as soon as possible or, alternatively, you can vote via the Internet or telephone (see the instructions below).

On behalf of your Board of Directors, thank you for your cooperation and continued support.

Sincerely,
/s/ Steven R. Gardner
Steven R. Gardner
   President and Chief Executive Officer

You may use one of the following simple methods to promptly provide your voting instructions:

1. Vote by Internet:  Go to the website www.proxyvote.com.  Have your 12-digit control number listed on the voting instruction form ready and follow the online instructions.  The 12-digit control number is located in the rectangular box on the right side of your voting instruction form.
2. Vote by Telephone:  Call toll-free (800) 454-8683.  Have your 12-digit control number listed on the voting instruction form ready and follow the simple instructions.

Corporate Office	T 714.431.4000 F 714.433.3000	www.ppbi.com
1600 Sunflower Avenue, 2nd Floor, Costa Mesa, California 92626